              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                            MARKET LEADER TRUST (A)


(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                          _                                            _
                         |        ______________________ |
FORMULA:                 |       |          |
                         |  /\ n |         ERV         |
                  T  =   |    \  |    -------------   |  - 1
                         |     \ |          P        |
                         |      \|          |
                         |_                 _|

                 T = AVERAGE ANNUAL COMPOUND RETURN
                 n = NUMBER OF YEARS
               ERV = ENDING REDEEMABLE VALUE
                 P = INITIAL INVESTMENT


                                                  (A)
$1,000          ERV AS OF    NUMBER OF       AVERAGE ANNUAL       CUMULATIVE
INVESTED - P    31-Aug-97    YEARS - n    COMPOUND RETURN - T    TOTAL RETURN
------------    ---------    ---------    -------------------    ------------

28-Jul-97        $940.50        0.09             N/A                 -5.95%


(B) AVERAGE ANNUAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)


                               _                                              _
                              |        ______________________ |
FORMULA:                      |       |          |
                              |  /\ n |          EV          |
                    t  =      |    \  |     -------------   |  - 1
                              |     \ |          P         |
                              |      \|          |
                              |_                 _|

                                  EV
                   TR  =      ----------           - 1
                                   P


              t = AVERAGE ANNUAL COMPOUND RETURN
                  (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
              n = NUMBER OF YEARS
             EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
              P = INITIAL INVESTMENT
             TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                 (C)                             (B)
$1,000          EV AS OF        TOTAL       NUMBER OF       AVERAGE ANNUAL
INVESTED - P    31-Aug-97    RETURN - TR    YEARS - n    COMPOUND RETURN - t
------------    ---------    -----------    ---------    -------------------

  28-Jul-97      $992.70        -0.73%         0.09              N/A


(D)                  GROWTH OF $10,000*
(E)                  GROWTH OF $50,000*
(F)                  GROWTH OF $100,000*

FORMULA:             G= (TR+1)*P
                     G= GROWTH OF INITIAL INVESTMENT
                     P= INITIAL INVESTMENT
                     TR= TOTAL RETURN SINCE INCEPTION

                   TOTAL           (D) GROWTH OF            (E) GROWTH OF            (F) GROWTH OF
INVESTED - P    RETURN - TR    $10,000 INVESTMENT - G    $50,000 INVESTMENT-G    $100,000 INVESTMENT - G
------------    -----------    ----------------------    --------------------    -----------------------
  28-Jul-97        -0.73               $9,406                   $47,650                  $96,292

* INITIAL INVESTMENT $9,475, $48,000 & 97,000 RESPECTIVELY REFLECTS A 5.25%, 4% & 3% SALES CHARGE

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                            MARKET LEADER TRUST (B)


(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                             _                                                _
                            |        ______________________ |
FORMULA:                    |       |          |
                            |  /\ n |          ERV         |
                    T  =    |    \  |     -------------   |  - 1
                            |     \ |           P        |
                            |      \|           |
                            |_                  _|

                   T = AVERAGE ANNUAL COMPOUND RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT


                                                   (A)
$1,000          ERV AS OF     NUMBER OF       AVERAGE ANNUAL       CUMULATIVE
INVESTED - P    31-Aug-97     YEARS - n    COMPOUND RETURN - T    TOTAL RETURN
------------    ---------     ---------    -------------------    ------------

  28-Apr-97     $1,031.00        0.34              N/A                3.10%


(B) AVERAGE ANNUAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                           _                                           _
                          |        ______________________ |
FORMULA:                  |       |          |
                          |  /\ n |          EV          |
                 t  =     |    \  |     -------------   |  - 1
                          |     \ |          P         |
                          |      \|          |
                          |_                 _|

                              EV
                TR  =     ----------           - 1
                               P


                  t = AVERAGE ANNUAL COMPOUND RETURN
                      (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                  n = NUMBER OF YEARS
                 EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                  P = INITIAL INVESTMENT
                 TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                 (C)                             (B)
$1,000          EV AS OF        TOTAL       NUMBER OF       AVERAGE ANNUAL
INVESTED - P    31-Aug-97    RETURN - TR    YEARS - n    COMPOUND RETURN - t
------------    ---------    -----------    ---------    -------------------

  28-Apr-97     $1,081.00       8.10%          0.34              N/A

(D)       GROWTH OF $10,000
(E)       GROWTH OF $50,000
(F)       GROWTH OF $100,000

FORMULA:  G = (TR+1)*P
          G = GROWTH OF INITIAL INVESTMENT
          P = INITIAL INVESTMENT
          TR = TOTAL RETURN SINCE INCEPTION

                   TOTAL           (D) GROWTH OF            (E) GROWTH OF            (F) GROWTH OF
INVESTED - P    RETURN - TR    $10,000 INVESTMENT - G    $50,000 INVESTMENT-G    $100,000 INVESTMENT - G
------------    -----------    ----------------------    --------------------    -----------------------
 28-Apr-97          8.10               $10,810                  $54,050                  $108,100

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                            MARKET LEADER TRUST (C)


(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                             _                                       _
                            |        ______________________ |
FORMULA:                    |       |          |
                            |  /\ n |          ERV         |
                    T  =    |    \  |     -------------   |  - 1
                            |     \ |           P        |
                            |      \|           |
                            |_                  _|

                   T = AVERAGE ANNUAL COMPOUND RETURN
                   n = NUMBER OF YEARS
                 ERV = ENDING REDEEMABLE VALUE
                   P = INITIAL INVESTMENT

                                                   (A)
  $1,000        ERV AS OF     NUMBER OF       AVERAGE ANNUAL       CUMULATIVE
INVESTED - P    31-Aug-97     YEARS - n    COMPOUND RETURN - T    TOTAL RETURN
------------    ---------     ---------    -------------------    ------------

  28-Jul-97      $981.80         0.09              N/A               -1.82%

(B) AVERAGE ANNUAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)


                           _                                    _
                          |        ______________________ |
FORMULA:                  |       |          |
                          |  /\ n |          EV          |
                 t  =     |    \  |     -------------   |  - 1
                          |     \ |          P         |
                          |      \|          |
                          |_                 _|

                              EV
                TR  =     ----------           - 1
                               P


                  t = AVERAGE ANNUAL COMPOUND RETURN
                      (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                  n = NUMBER OF YEARS
                 EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
                  P = INITIAL INVESTMENT
                 TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                                 (C)                             (B)
$1,000          EV AS OF        TOTAL       NUMBER OF       AVERAGE ANNUAL
INVESTED - P    31-Aug-97    RETURN - TR    YEARS - n    COMPOUND RETURN - t
------------    ---------    -----------    ---------    -------------------

 28-Jul-97      $991.70         -0.83%        0.09               N/A

(D)        GROWTH OF $10,000
(E)        GROWTH OF $50,000
(F)        GROWTH OF $100,000

FORMULA:   G = (TR+1)*P
           G = GROWTH OF INITIAL INVESTMENT
           P = INITIAL INVESTMENT
           TR = TOTAL RETURN SINCE INCEPTION


                   TOTAL           (D) GROWTH OF            (E) GROWTH OF            (F) GROWTH OF
INVESTED - P    RETURN - TR    $10,000 INVESTMENT - G    $50,000 INVESTMENT-G    $100,000 INVESTMENT - G
------------    -----------    ----------------------    --------------------    -----------------------
 28-Jul-97          -0.83              $9,917                   $49,585                  $99,170

              SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                            MARKET LEADER TRUST (D)




(A) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)


(B) TOTAL RETURN (NO LOAD FUND)

                             _                                    _
                            |        ______________________ |
FORMULA:                    |       |          |
                            |  /\ n |          EV         |
                    t  =    |    \  |     -------------   |  - 1
                            |     \ |           P        |
                            |      \|           |
                            |_                  _|

                                EV
                    TR  =     ------     - 1
                                P

               t = AVERAGE ANNUAL COMPOUND RETURN
               n = NUMBER OF YEARS
              EV = ENDING VALUE
               P = INITIAL INVESTMENT
              TR = TOTAL RETURN


                                 (B)                             (A)
   $1,000       EV AS OF        TOTAL       NUMBER OF       AVERAGE ANNUAL
INVESTED - P    31-Aug-97    RETURN - TR    YEARS - n    COMPOUND RETURN - t
------------    ---------    -----------    ---------    -------------------

 28-Jul-97      $992.70         -0.73%        0.09                NA

(C)        GROWTH OF $10,000
(D)        GROWTH OF $50,000
(E)        GROWTH OF $100,000


FORMULA:   G = (TR+1)*P
           G = GROWTH OF INITIAL INVESTMENT
           P = INITIAL INVESTMENT
           TR = TOTAL RETURN SINCE INCEPTION


$10,000            TOTAL           (C) GROWTH OF            (D) GROWTH OF            (E) GROWTH OF
INVESTED - P    RETURN - TR    $10,000 INVESTMENT - G    $50,000 INVESTMENT-G    $100,000 INVESTMENT - G
------------    -----------    ----------------------    --------------------    -----------------------
 28-Jul-97          -0.73              $9,927                   $49,635                  $99,270